General Information / Summary of General Accounting Policies - Net Income per Ordinary Share (Detail) - EUR (€) € / shares in Units, € in Millions, shares in Millions		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Accounting Policies [Abstract]
Net income		€ 2,592.3	€ 2,591.6	€ 2,066.7
Weighted average number of shares outstanding		420.8	424.9	429.8
Basic net income per ordinary share (in EUR per share)		€ 6.16	€ 6.10	€ 4.81
Diluted weighted average number of shares		421.6	426.4	431.6
Diluted net income per ordinary share (in EUR per share)	[1]	€ 6.15	€ 6.08	€ 4.79

[1]
1.
The calculation of diluted net income per ordinary share assumes the exercise of options issued under our stock option plans and the issuance of shares under our share plans for periods in which exercises or issuances would have a dilutive effect. The calculation of diluted net income per ordinary share does not assume exercise of options when exercise would be anti-dilutive.